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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) June 25, 1998


                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

              1-10699                               22-2405746
     ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)

                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430
                    (Address of principal executive offices)

                                 (201) 236-2600
               --------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

On June 25, 1998, HUBCO, INC. ("HUBCO") issued a press release announcing that it had completed its purchase of 13 New Jersey and 8 Connecticut branches of First Union National Bank. The New Jersey First Union branches were added to HUBCO's New Jersey bank subsidiary, Hudson United Bank which now has $1.755 billion in assets and 72 branches. The Connecticut First Union branches were added to HUBCO's Connecticut bank subsidiary, Lafayette American Bank, now a $1.57 billion asset bank with 36 branches in Fairfield, New Haven, Middlesex and Hartford counties. The press release is attached as an Exhibit to this Form 8-K.

The addition of these offices expands HUBCO's presence in the northern and southern counties of New Jersey and Fairfield, New Haven, Middlesex and Hartford counties in Connecticut.

HUBCO's purchase of 2 New York branches from First Union National Bank is scheduled to close at the end of July.




Item 7.   Exhibits

     99     Press Release dated June 25, 1998


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HUBCO, INC.

Dated: July 1, 1998                By: D. LYNN VAN BORKULO-NUZZO
                                       -------------------------
                                       D. Lynn Van Borkulo-Nuzzo,
                                       Executive Vice President


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                                INDEX TO EXHIBIT


Exhibit No.              Description
----------               -----------

     99                 Press Release dated June 25, 1998